Exhibit 10.12

AirTran Airways, Inc.

9955 Airtran Boulevard

Orlando, Florida 32827

AirTran Airways, Inc. (Buyer) and McDonnell Douglas Corporation a wholly-owned subsidiary of The Boeing Company (Seller) have previously entered into Purchase Agreement No. DAC 95-40-D (the Agreement), which includes Letter Agreements No. 1 through No. 46 and C1-220-95-4007, as amended, which Agreement covers the manufacture and sale by Seller and the purchase by Buyer of Boeing model 717-200 aircraft (the Aircraft). It is agreed that upon execution by both parties hereto, Amendment No. 5 to Letter Agreement No. 1 shall be canceled in its entirety and replaced by this Amendment No. 6 to Letter Agreement No. 1 which shall constitute a part of said Agreement. Amendment No. 6 adds four aircraft as Option Aircraft numbers 29, 30, 31 and 32, with scheduled months of delivery in 2005 of, August, September, August and September. Offerability of Option Aircraft numbers 29 through 32 is subject to availability and contingent upon the concurrent signing of Amendment No. 11 to the Agreement for purchase of Buyer’s Aircraft numbers 61 through 66.

OPTION AIRCRAFT

Buyer shall have the option to purchase four additional Boeing 717-200 aircraft, noted as Option Aircraft Numbers 29 through 32, (the Option Aircraft) under the same terms and conditions as set forth in the Agreement except as modified by the following:

1. Delivery

The Option Aircraft shall be scheduled for delivery to Buyer as follows:

	Scheduled Month of Delivery	Exercised Options
Option Aircraft Number		Purchase Agreement Amendment	Buyer’s Aircraft Number
1	February 2003	No. 5	53
2	Not exercised	—	—
3	April 2002	No. 7	54
4	May 2002	No. 7	55
5	June 2002	No. 7	56
6	June 2002	No. 7	57
7	December 2001	No. 6	51

			Exercised Options
Option Aircraft Number	Scheduled Month of Delivery		Purchase Agreement Amendment	Buyer’s Aircraft Number
8	December	2001	No. 4	52
9	July	2002	No. 7	58
10	August	2002	No. 7	59
11	August	2002	No. 7	60
12	Canceled
13	Canceled
14	Canceled
15	Canceled
16	Canceled
17	Canceled
18	Canceled
19	Canceled
20	Canceled
29	May	2005
30	June	2005
26	Canceled			64
31	August	2005
21	Canceled
27	Canceled			65
32	September	2005
22	Canceled
28	Canceled			66
23	Canceled			61
24	Canceled			62
25	Canceled			63

2. Option Deposit

In consideration for the option to purchase the Option Aircraft, Buyer has paid a refundable deposit of $50,000 per Option Aircraft concurrent with the execution of the Agreement. Upon the exercise of an option, Seller shall apply the respective deposit to the progress payment due at option exercise for such Option Aircraft and such deposit shall be deemed nonrefundable. In the event Buyer does not exercise an Option Aircraft, Seller shall promptly refund the $50,000 deposit without interest.

3. Payment

Buyer shall make an initial progress payment (less any deposit referred to above or any other advance payment) in the amount of ***% of the Advance Payment Price upon each option exercise. ***

4. Option Exercise

Buyer must exercise all four Option Aircraft at the same time. Buyer’s option to purchase the four Option Aircraft may be exercised only by notice in writing to Seller received on or before the date set forth below:

Option Aircraft Number	Scheduled Month of Delivery		Option Exercise Month
1	February	2003	Exercised
2	June	2003	Not exercised
3	November	2003	Exercised
4	December	2003	Exercised
5	January	2004	Exercised
6	February	2004	Exercised
7	March	2004	Exercised
8	April	2004	Exercised
9	May	2004	Exercised
10	June	2004	Exercised
11	July	2004	Exercised
12	Canceled
13	Canceled
14	Canceled
15	Canceled
16	Canceled
17	Canceled
18	Canceled
19	Canceled
20	Canceled
29	May	2005	May 1, 2004
30	June	2005	May 1, 2004
26	Canceled
31	August	2005	May 1, 2004
21	Canceled
27	Canceled

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Option Aircraft Number	Scheduled Month of Delivery	Option Exercise Month
32	September 2005	May 1, 2004
22	Canceled
28	Canceled
23	Canceled
24	Canceled
25	Canceled

Any such Option Aircraft exercised by Buyer shall be redefined as Aircraft at time of option exercise and shall be thereafter governed by the terms of the Agreement.

5. Option Aircraft Flexibility

Option Aircraft are offered subject to availability or other disposition. Seller reserves the right to offer the Option Aircraft delivery positions to potential buyers. In the event Seller determines that one or more of the positions is desired by another buyer, Seller shall provide written notice to Buyer of such determination. Upon such notification from Seller, Buyer shall have the option to either: a) exercise its option, in accordance with paragraph 4. above and convert the Option Aircraft to an Aircraft operated by Buyer, b) reschedule the position as mutually agreed by Buyer and Seller, or c) have its Option Aircraft refundable deposit returned in the form of a cash payment. Buyer shall advise Seller in writing of its determination with respect to such Option Aircraft within thirty days of receipt of notification from Seller. Buyer shall have the right to convert Option Aircraft to Boeing 717-TBD aircraft subject to mutual agreement on price, leadtime and launch of the Boeing 717-TBD.

In the event Buyer exercises an option prior to twenty-four months from the scheduled month of delivery, Buyer shall make a progress payment in the amount of ***% of the Advance Payment Price less any refundable deposit or any advance payment at option exercise, a progress payment of ***% at 24 months and additional progress payments in accordance with paragraph 3. above.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. Aircraft Assignment

The Option Aircraft terms as set forth above shall not be assignable by Buyer. Upon option exercise, Option Aircraft shall be subject to the assignment provisions set forth in the Agreement.

If the foregoing correctly sets forth our understanding, please execute this Amendment No. 6 to Letter Agreement No. 1 in the space provided below.

AIRTRAN AIRWAYS, INC.

Signature	/s/ Richard P. Magurno

Printed Name	Richard P. Magurno

Title	Sr. V.P.

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY

Signature	/s/ Scott S. Massey

Printed Name	Scott S. Massey

Title	Attorney-In-Fact

Date	July 3, 2003